UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 7, 2020

KEZAR LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38542	47-3366145
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Shoreline Court, Suite 300 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 822-5600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	KZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on July 3, 2019, Kezar Life Sciences, Inc. (the “Company”) entered into an Open MarketSM Sales Agreement (the “Sales Agreement”), with Jefferies LLC (“Jefferies”), to sell, at its option, shares of common stock, par value $0.001 per share (“Common Stock”), having aggregate gross sales proceeds of up to $50 million, from time to time, through an “at the market” equity offering program under which Jefferies acted as sales agent.

On June 7, 2020, the Company delivered written notice to Jefferies, effective as of such date, to terminate the Sales Agreement pursuant to Section 7(b)(i) thereof. Prior to termination, the Company had not sold, and the Company will not sell, any shares of Common Stock pursuant to the Sales Agreement.

A copy of the Sales Agreement was filed as Exhibit 1.2 to the Company’s Registration Statement on Form S-3, filed with the Securities and Exchange Commission (the “SEC”) on July 3, 2019 (the “Form S-3”). The description of the Sales Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the copy of the Sales Agreement filed as Exhibit 1.2 to the Form S-3.

Item 8.01	Other Events.

On June 8, 2020, the Company filed with the SEC a preliminary prospectus supplement in connection with a proposed public offering of shares of Common Stock. The preliminary prospectus supplement contains an updated description of certain aspects of the Company’s business. Accordingly, the Company is filing this information with this Current Report on Form 8-K for the purpose of supplementing and updating disclosures contained in the Company’s prior filings with the SEC. The updated disclosures are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Updated Company Disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEZAR LIFE SCIENCES, INC.

By:	/s/ Marc L. Belsky
Marc L. Belsky
Chief Financial Officer and Secretary

Dated: June 8, 2020